Exhibit K-1

                                                              Juridiction
Company                                                       of Organization
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Stora Enso Oyj                                                Finland
   AS Stora Enso Mets                                         Estonia
     Stora Baltic Forestry Ltd                                Estonia
   Caribbean International Holdings                           Cayman Islands
     Ensopack Ltd                                             Barbados
   Corenso United Oy Ltd                                      Finland
     Corenso (UK) Ltd                                         Great Britain
     Corenso France SA                                        France
       Mandriladora Tolosana S.A.                             Spain
       Sicdus France SA                                       France
     Corenso United (Deutschland) Verwaltungs GmbH            Germany
   Enocell Oy                                                 Finland
     Enotuhka Oy                                              Finland
   Enso Alueverkko Oy                                         Finland
   Enso Finance BV                                            Netherlands
   Enso Interamericas Inc                                     USA
   Enso Latinamerica S.A.                                     Uruguay
     Enso Argentina S.A.                                      Argentina
     Enso Chile S.A.                                          Chile
     Enso Peru S.A.                                           Peru
   Enso Norge A/S                                             Norway
   Enso Paperikemia Oy                                        Finland
   Enso Polska Sp.z.o.o.                                      Poland
   Enso Surya Pte Ltd                                         Singapore
   Enso Sverige AB                                            Sweden
   Fortek Oy                                                  Finland
   Herman Andersson Oy                                        Finland
   Janka Oy                                                   Finland
   Kemi Shipping Oy                                           Finland
   Kemijarven Sellu Oy                                        Finland
   Kerayskuitu Oy                                             Finland
   Kittila Wood Oy                                            Finland
   Kymenso Oy                                                 Finland
   Laminating Papers Oy                                       Finland
     Kombi Voima Oy                                           Finland
     L.P. Pacific Films Sdn. Bhd.                             Malaysia
     SF Pacific Rim Hld Pte Ltd                               Singapore
   Lumi Hamina Oy                                             Finland
   Lumi Shipping Oy                                           Finland
   Merivienti Oy                                              Finland
   Nordic Forest Development Pte Ltd                          Singapore
   Oulu Shipping Ltd                                          Cayman Islands
   Oulun Pakkauslava Oy                                       Finland
   Ousaari Oy                                                 Finland
   Pakkaus-Piste Oy                                           Finland
   Pamilo Oy                                                  Finland
     Kemijarven Voima Oy                                      Finland
     Oulun Voima Oy                                           Finland
     Veitsiluodon Voima Oy                                    Finland
   PSC Pulp Sales AG                                          Switzerland
     PSC Holding AG                                           Switzerland
       Oy Pulp Sales Finland Ab                               Finland
       Pulp Sales (Asia-Pacific) Pte Ltd                      Singapore
       Pulp Sales (Far East) Ltd                              Hong Kong
       Pulp Sales Corporation (Miami)                         USA
       Pulp Sales Corporation Ltd (London)                    Great Britain
       Pulp Sales Europe SA                                   Belgium
   Rakennusosakeyhtio Tehtaanmaki                             Finland
   SIA Stora Enso Mezs                                        Latvia
   Stora Enso (HK) Ltd                                        Hong Kong
     Enso-Eurocan Hongkong Ltd                                Hong Kong
   Stora Enso Austria GmbH                                    Austria
   Stora Enso Espana SA                                       Spain
     Cartiberia SA                                            Spain
     Recogida Selectiva de Papel y Carton de
        Cataluna AIE                                          Spain
     Stora Enso Grafic SA                                     Spain
     Stora Enso Portugal Lda                                  Portugal
   Stora Enso Fine Papers Oy                                  Finland
     Berghuizer Papier Fabriek NV                             Netherlands
       WKC De Grift BV                                        Netherlands
       WKC Grift CV                                           Netherlands
     Stora Enso Lumi Paper NV                                 Belgium
   Stora Enso Forest Consulting Oy Ltd                        Finland
     PT Enso Forest Developement Indonesia                    Indonesia
   Stora Enso Ingerois Oy                                     Finland
     Stora Enso Barcelona S.A.                                Spain
       Cogeneration Plant S.L.                                Spain
     Stora Enso Pankakoski Oy                                 Finland
   Stora Enso Italia Srl                                      Italy
   Stora Enso Japan K.K.                                      Japan
   Stora Enso Korea Co Ltd                                    South Korea
   Stora Enso Packaging Oy                                    Finland
     Formeca Oy                                               Finland
     Oy Uni-Pak Ab                                            Finland
     Pakenso Sweden Holding AB                                Sweden
       June Emballage AB                                      Sweden
       Rakennus AB                                            Sweden
       Stora Enso Packaging AB                                Sweden
         Osterbergs Forpackningsmaskiner AB                   Sweden
     Stora Enso Packaging A/S                                 Estonia
     Stora Enso Packaging Polska Sp.z.o.o.                    Poland
     Stora Enso Packaging SIA                                 Latvia
       Stora Enso Packaging UAB                               Lithuania
     Tamrest Oy                                               Finland
       ZAO Stora Enso Packaging                               Russia
   Stora Enso Polska Sp.z.o.o.                                Poland
   Stora Enso Publication Paper Oy Ltd                        Finland
   Stora Enso Singapore Pte Ltd                               Singapore
   Stora Enso Timber Oy Ltd                                   Finland
     Enso Bois SA                                             France
     Enso International Softwoods BV                          Netherlands
     Enso Timber (Nederland) BV                               Netherlands
     Euro Timber GmbH                                         Austria
       Euro Timber Spol sro                                   Slovakia
     Holzindustrie Schweighofer AG                            Austria
       HESPOL GmbH                                            Poland
       Holzindustrie Schweighofer Bad St.
          Leonhard GmbH                                       Austria
       Holzindustrie Schweighofer Plana spol sro              Czech Republic
       Holzindustrie Schweighofer Zdirec spol sro             Czech Republic
       Lamco Holzverarbeitungs GmbH                           Austria
       Majetkova Zdirec spol sro                              Czech Republic
     Honkalahden Teollisuuslaituri Oy                         Finland
     Kollis-Pohjan Puu Oy                                     Finland
     Koski Timber Oy                                          Finland
     Oy Borga Stuveri Ab                                      Finland
     Puhoksen Satama Oy                                       Finland
     Puumerkki Oy                                             Finland
       Helsingin Pitkapuu Oy                                  Finland
       Puumerkki Eesti AS                                     Estonia
       Puumerkki Latvia SIA                                   Latvia
     Raumo-Enso Timber Sales Oy Ltd                           Finland
     Schweighofer HolzhandelsgmbH                             Austria
       Schweighofer Spol sro                                  Czech Republic
     Stora Enso Timber Holding AB                             Sweden
       Stora Enso Timber AB                                   Sweden
         Fredriksson & Co AB                                  Sweden
         Stora Timber (Deutschland) GmbH                      Germany
         Stora Timber Benelux Beheer BV                       Netherlands
           Houtpak BV                                         Netherlands
           Houttransport Amsterdam BV                         Netherlands
           Stora Timber Benelux BV                            Netherlands
           Stora Timber DHZ Produktion BV                     Netherlands
           Stora Timber Finance BV                            Belgium
         Stora Timber France SA                               France
         Stora Timber Skandinavien AB                         Sweden
         Stora Timber Varmeenergi AB                          Sweden
     Stora Enso Timber UK                                     Great Britain
       Stora Timber (UK) Ltd                                  Great Britain
       Woodpax Ltd                                            Great Britain
         D.I.Y. Timber Ltd                                    Great Britain
     Yhteistoiminta Oy                                        Finland
   Stora Enso Transport and Distribution NV                   Belgium
     Stora Enso Belgium SA/NV                                 Belgium
       Stora Enso Nederland BV                                Netherlands
   Stora Kopparbergs Bergslags AB                             Sweden
     AB Bergslagets Praktiska Skolor                          Sweden
     Berudia AB                                               Sweden
     Enso (Schweiz) AG                                        Switzerland
     HBA Steel Co Inc                                         USA
       Kopparkraft AB                                         Sweden
         Bullerforsens Kraft AB                               Sweden
         Dalalvens Kraft AB                                   Sweden
         Horrmundsvalla Kraft AB                              Sweden
         Ljusnans Kraftaktiebolag                             Sweden
         Spjutmo Kraft AB                                     Sweden
     Pappersgruppen AB                                        Sweden
     Papyrus Merchant AB                                      Sweden
       AS Papyrus                                             Estonia
       Papyrus AB                                             Sweden
         Opti Sverige AB                                      Sweden
       Papyrus Hungaria Rt.                                   Hungary
       Papyrus Sp.zo.o.                                       Poland
       SIA Papyrus                                            Latvia
       UAB Papyrus Distribution                               Lithuania
       UAB Popierius                                          Lithuania
     Ragnar Dahl (HK) Ltd                                     Hong Kong
     Stora Corporate Research AB                              Sweden
     Stora Enso (Schweiz) AG                                  Switzerland
     Stora Enso Australia PTY Ltd                             Australia
     Stora Enso Beteiligungen GmbH                            Germany
       Corenso United (Deutschland) GmbH & CO KG              Germany
         Corenso Elfes GmbH & Co KG                           Germany
         Elfes Beteiligungs GmbH                              Germany
       FPB Holding AG                                         Germany
         De Ruysscher Papyrus SA                              France
         Feldmuhle Finance BV                                 Netherlands
         FPB-Hilfe GmbH                                       Germany
         Papyrus BV                                           Netherlands
         PB Papier SA                                         Belgium
         Stora Enso Baienfurt GmbH                            Germany
         Stora Enso Feldmuhle Holding France SA               France
           Stora Enso Corbehem SA                             France
             Siex Developpement SA                            France
           Stora Enso Finance France SA                       France
           Stora Enso France SA                               France
         Stora Enso Langerbrugge NV                           Belgium
         Stora Enso Publication Paper AG                      Germany
             MPB HiTec Paper France S.A.                      France
             MPB HiTec Paper ME Vertriebsges.mbH              Austria
             MPB HiTec Paper Nederland B.V.                   Netherlands
             MPB HiTec Paper Srl                              Italy
             MPB HiTec Paper UK Ltd                           Great Britain
             Oy MPB HiTec Paper Ab                            Finland
           Stora Enso Deutschland GmbH                        Germany
           Stora Enso Kabel GmbH                              Germany
           Stora Enso Reisholz GmbH                           Germany
         Stora Enso Uetersen GmbH                             Germany
       Patricia Beteiligungs GmbH                             Germany
       Stora Enso Dienstleistungs GmbH                        Germany
       Stora Enso Lubeck GmbH                                 Germany
       Stora Enso Maxau Beteiligungs-G.m.b.H.                 Germany
         Stora Enso Maxau GmbH & Co. KG.                      Germany
           ALPAGE Altpapier Verwaltungs-G.m.b.H               Germany
           E. Holzmann Papierverarbeitung
            Verwaltungs-G.m.b.H.                              Germany
         Stora Enso Maxau Verwaltungs-G.m.b.H.                Germany
       Stora Enso Pulp International GmbH                     Germany
       Stora Enso Sachsen GmbH                                Germany
       Stora Enso Transport and Distribution GmbH             Germany
         Altpapier Verwertung Wattenscheid GbmH               Germany
     Stora Enso Brasil Ltda                                   Brazil
     Stora Enso Energy AB                                     Sweden
       Bergvikens Kraft AB                                    Sweden
       Blybergs Kraft AB                                      Sweden
         Bullerforsens Kraft AB                               Sweden
         Dalalvens Kraft AB                                   Sweden
         Horrmundsvalla Kraft AB                              Sweden
         Ljusnans Kraftaktiebolag                             Sweden
         Spjutmo Kraft AB                                     Sweden
       Orealvens Kraft AB                                     Sweden
       Runn Kraft AB                                          Sweden
       Vasa Kraft AB                                          Sweden
     Stora Enso Fine Paper AB                                 Sweden
       Stora Enso Fine Paper International AB                 Sweden
       Stora Enso Grycksbo AB                                 Sweden
       Stora Enso Molndal AB                                  Sweden
       Stora Enso Network AB (Emb. AB W. Ericsson)            Sweden
       Stora Enso Nymolla AB                                  Sweden
       Stora Fine Paper Sverige AB                            Sweden
     Stora Enso Forsakrings AB                                Sweden
     Stora Enso Hellas AE                                     Greece
     Stora Enso Holding A/S                                   Denmark
       Papyrus A/S                                            Denmark
       Stora Dalum A/S                                        Denmark
       Stora Enso Danmark A/S                                 Denmark
       Viggo Borch Ejendomme A/S                              Denmark
     Stora Enso Holdings UK Ltd                               Great Britain
       Enso (UK) Ltd                                          Great Britain
         Allan Farrow (Paper Sales) Ltd                       Great Britain
         Enso Ireland Ltd                                     Ireland
         Enso Publication Paper Ltd                           Great Britain
         Enso Rose Ltd                                        Great Britain
         Papyrus Paper Ltd                                    Great Britain
       Enso Trans (UK) Ltd                                    Great Britain
       Papyrus Distribution Ltd                               Great Britain
         Stora Kopparberg Ltd                                 Great Britain
       Papyrus GB Ltd                                         Great Britain
         Caxton Group Ltd                                     Great Britain
           Barnett Group Ltd                                  Great Britain
           Caxton Paper Ltd                                   Great Britain
         RA Brand & Co Ltd                                    Great Britain
           Brand Paper Ltd                                    Great Britain
           Brand Paper Scotland Ltd                           Great Britain
       Stora Enso Lumi Paper Ltd                              Great Britain
       Stora Enso Transport and Distribution Ltd              Great Britain
       Stora Enso UK Ltd                                      Great Britain
       Stora Paperboard (UK) Group Holdings Ltd               Great Britain
         Billerud UK Ltd                                      Great Britain
         Stora Billerud Paper Ltd                             Great Britain
         Stora Enso Newton Kyme Ltd                           Great Britain
         Stora Paperboard (UK) Ltd                            Great Britain
       Stora Pension Trust Ltd.                               Great Britain
       Stora Publication Paper UK Ltd                         Great Britain
     Stora Enso Hungary Kft                                   Hungary
     Stora Enso Ireland Ltd                                   Ireland
     Stora Enso Kraftnat AB                                   Sweden
     Stora Enso North America Corp.                           USA
       Enso International Inc.                                USA
       Stora Sales Company Inc.                               USA
     Stora Enso Paperboard AB                                 Sweden
       Soc d'Etudes de la Call du Cong                        France
       Stora Enso Billerud AB                                 Sweden
       Stora Enso Fors AB                                     Sweden
         Kopparfors GmbH                                      Germany
       Stora Oppboga AB                                       Sweden
       Stora Paperboard Scandinavia AB                        Sweden
     Stora Enso Praha s.r.o.                                  Czech Republic
     Stora Enso Pulp AB                                       Sweden
       Celulose Beira Industrial (Celbi) S.A.                 Portugal
         Celbinave Lda                                        Portugal
         Viveiros Lda                                         Portugal
       Skutskars Industriservice AB                           Sweden
       Stora Cell Ltd                                         Great Britain
     Stora Enso Scandinavia AB                                Sweden
       Stora Enso Norge A/S                                   Norway
         Pappersgruppen A/S                                   Norway
     Stora Enso Skog AB                                       Sweden
       Jet Interior AB                                        Sweden
         Stora Impex                                          Russia
       Kingiseppskoye Timber Co                               Russia
       Kopparland AB                                          Sweden
       NAB Stora Enso Miskas                                  Lithuania
       Stora Forestry Gdov JV                                 Russia
       Stora Forestry Plus JV                                 Russia
       Stora Forestry Strug JV                                Russia
       Stora Transport OOO                                    Russia
       Sydved AB                                              Sweden
         Gotalands Skogsforvaltning AB                        Sweden
         Skogsutveckling Syd AB                               Sweden
         Sydved Energileveranser AB                           Sweden
           Fastbransle AB                                     Sweden
         Vastbranslen AB                                      Sweden
         Vastved AB                                           Sweden
         Ostved AB                                            Sweden
       Tratag AB                                              Sweden
     Stora Enso Transport and Distribution AB                 Sweden
       Combi Shipping AB                                      Sweden
     Stora Enso Treasury Stockholm AB                         Sweden
       Stora Credit AB                                        Sweden
       Stora Enso Treasury Amsterdam BV                       Netherlands
         Stora Enso China Holdings AB                         Sweden
           Papyrus Trading Co Ltd                             Hong Kong
           Stora Enso Suzhou Paper Co Ltd                     China
           Stora Enso Trading (Shanghai) Co Ltd               China
         Stora Luxemburg Sarl                                 Luxembourg
           Stora Treasury Sarl                                Luxembourg
             Alluma SA                                        Belgium
         Stora Treasury Asia Pte Ltd                          Singapore
         Veracel Celulose SA Ltda                             Brazil
       Stora Securities AB                                    Sweden
     Stora Flight AB                                          Sweden
     Stora Forvaltnings AB                                    Sweden
     Stora Holding Co NV                                      Netherlands
     Stora HongKong Ltd                                       Hong Kong
     Stora News AB                                            Sweden
       Stora (Israel) Ltd                                     Israel
       Stora Enso Hylte AB                                    Sweden
       Stora Enso Kvarnsveden AB                              Sweden
       Stora Enso Port Hawkesbury Ltd                         Canada
     Stora Papyrus (HK) Ltd                                   Hong Kong
     Stora Singapore Pte Ltd                                  Singapore
     Stora Trading AB                                         Sweden
       AB Nykvarns Bruk                                       Sweden
           Stora Enso (Thailand) Co Ltd                       Thailand
             Green Mountain Land Co Ltd                       Thailand
             Stora Enso Agroforestry Co Ltd                   Thailand
       AB Siefvert & Fornander                                Sweden
         Fastigh. bolaget Vastra Tradgardsgatan 15            Sweden
       Bergslagets Bostads AB                                 Sweden
       Cefortia AB                                            Sweden
         M-Carrier AB                                         Sweden
       Dixie Cup AB                                           Sweden
       DJKN Forvaltnings AB                                   Sweden
         Mega Flight KB                                       Sweden
       Letpak International AB                                Sweden
       Stora AB                                               Sweden
       Stora Dormant AB                                       Sweden
   Sunila Oy                                                  Finland
   Tornator Oy                                                Finland
   Tornion Pakkauslava Oy                                     Finland
   Vaakamitta Oy                                              Finland
   Vakuutusosakeyhtio Pankavara                               Finland
   Varenso Oy                                                 Finland
   Veitsiluodon Kiinteistohuolto Oy                           Finland
   Woodpax Nederland BV                                       Netherlands
   ZAO Stora Enso Moscow                                      Russia